MERRILL LYNCH
MUNICIPAL BOND
FUND, INC.



FUND LOGO



Quarterly Report

March 31, 1999



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.





Merrill Lynch
Municipal Bond Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MERRILL LYNCH MUNICIPAL BOND FUND, INC.



Officers and
Directors

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Peter J. Hayes, Vice President
Kenneth A. Jacob, Vice President
Walter C. O'Connor, Vice President
Donald C. Burke, Vice President and Treasurer
William E. Zitelli, Secretary

Gerald M. Richard, Treasurer of Merrill Lynch Municipal Bond Fund, Inc. has recently retired. His colleagues at Merrill Lynch Asset
Management, L.P. join the Fund's Board of Directors in wishing Mr. Richard well in his retirement.

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863




Merrill Lynch Municipal Bond Fund, Inc., March 31, 1999


DEAR SHAREHOLDER


During the three-month period ended March 31, 1999, long-term tax-exempt revenue bond yields were little changed. However, long-term US Treasury bond yields were under significant pressure throughout the March period. Investors became increasingly concerned that the strong growth the US economy displayed during the fourth quarter in 1998 would continue into the first half of 1999. Continued strong US equity market performance also reduced investor interest in long-term fixed-income products. Furthermore, foreign economic growth, while clearly not expanding, appears to have stabilized. This reduced much of the strong "flight to quality" benefit the US Treasury market had enjoyed in recent quarters. These factors helped push US Treasury bond yields higher through-out the period. US Treasury bond yields rose 50 basis points (0.50%) to end the March period at 5.625%. Long-term municipal revenue bond yields rose less than 5 basis points to end the March period at 5.29% as measured by the Bond Buyer Revenue Bond Index.

The relative stability of the municipal bond market in recent months was largely the result of a return to a strong technical position within the tax-exempt market. For much of 1998, new long-term municipal bond issuance was significantly above recent historic trends. Additionally, the strong demand exerted by world equity markets also sapped much of the demand for tax-advantaged products. However, in recent months, a much stronger supply/demand relationship has developed.

Over the last 12 months, nearly $275 billion in new long-term municipal bonds was issued, an increase of approximately 10% compared to the same period a year ago. As interest rates declined in recent quarters, it has become increasingly difficult for municipalities to generate the economic savings necessary for additional tax-free financings. Consequently, the pace of new bond issuance slowed in recent quarters. During the six months ended March 31, 1999, more than $125 billion in new long-term municipal securities was underwritten, a decrease of 6% compared to the same six-month period a year ago. During the quarter ended March 31, 1999, approximately $60 billion in new long-term tax-exempt bonds was issued, a decline of almost 20% compared to the quarter ended March 31, 1998.

Additionally, in January and February, tax-exempt bond holders received over $40 billion from coupon payments, bond maturities and proceeds from early bond redemptions. Consequently, retail investor demand has been strong in recent months, easily matching, if not at times exceeding, available supply. We will monitor this trend closely in the coming months to determine if the supply pressures exerted in 1998 are abating and fostering a more balanced supply/demand environment for 1999.

The recent relative outperformance of the municipal bond market has resulted in a decline in their recent historic high yield ratios. As recently as the end of 1998, long-term, A-rated municipal revenue bond yields were in excess of 100% of comparable US Treasury bond yields. At March 31, 1999, municipal bond yield ratios were approximately 95% of their taxable counterparts, still well above their recent historic average. During 1997, tax-exempt bond yield ratios averaged 84%. Should the current positive technical environment in municipal securities continue to improve, it is likely that tax-exempt bond yield ratios will return to more historic levels.

Looking ahead, the direction and intensity of the next move in interest rates is difficult to predict. In recent years, US bond yields tended to reach their annual peak sometime in April and move downward for the remainder of the year. However, such trends have been predicated on subsequent declines in US economic activity. Currently, there appears to be little indication of significant economic weakness going forward. On the other hand, by nearly every measure, inflation is well contained. Future indicators of inflation, such as the prices of commodity and gold, are giving little evidence for any significant inflationary increase. Additionally, inflation-adjusted real rates of return are historically attractive to long-term investors. These factors suggest that fixed-income bond yields may trade in a relatively narrow range, centered around current levels, for a protracted period of time. Should the US economy weaken later this year, it is likely that bond yields will decline as they have in recent years.


Portfolio Strategy

Insured Portfolio and
National Portfolio
The Insured and National Portfolios entered the quarter ended March 31, 1999 with an aggressive market posture. The relative attractiveness of tax-exempt yields at historically high percentages relative to their taxable counterparts gave us confidence that municipal securities would perform well in absolute terms should interest rates fall, or certainly in relative terms should they rise. Our strategy concentrated on capturing a fairly well-defined trading range, purchasing performance-oriented coupons at the high-yield point and selling them as long-term US Treasury yields approached 5%. As interest rates rose, municipal securities outperformed taxable securities on a relative basis. We used this advantaged position to reduce the Portfolios' exposure to the more aggressively structured holdings. Effectively, we reduced the Portfolios' sensitivity to interest rate changes in an effort to temper any negative effects of rising interest rates. Credit quality spreads in the municipal marketplace remain inordinately tight. Therefore, we focused any recent purchases for the National Portfolio in securities with insurance or with securities that held a rating of AA or better in the underlying issuer. We recently increased investments in insured, AAA-rated securities in the intermediate maturity range for the Insured Portfolio. Although we are currently somewhat cautious on the immediate direction of interest rates, we do anticipate re-entering the market with a more aggressive stance should domestic economic conditions begin to reflect a better backdrop for fixed-income securities.

Limited Maturity Portfolio
During the December quarter, we positioned the Limited Maturity Portfolio less aggressively based on our belief that tax-exempt yields would rise. This rise occurred at the outset of the quarter ended March 31, 1999, and we viewed this as an opportunity to purchase securities at attractive yield levels. Consequently, the Portfolio once again became fully invested and ended the quarter with no cash reserves in an effort to seek to enhance the yield to our shareholders. Additionally, the average portfolio maturity was increased to 1.9 years, close to its permissable maximum of 2.0 years. We anticipate maintaining this position until economic data emerges, which will give us a clearer picture as to the strength of the domestic economy.


In Conclusion
We appreciate your ongoing interest in Merrill Lynch Municipal Bond Fund, Inc., and we look forward to serving your investment needs in the months and years to come.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Kenneth A. Jacob)
Kenneth A. Jacob
Vice President and Portfolio Manager



(Walter C. O'Connor)
Walter C. O'Connor
Vice President and Portfolio Manager



(Peter J. Hayes)
Peter J. Hayes
Vice President and Portfolio Manager



May 5, 1999



After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on Merrill Lynch Municipal Bond Fund, Inc.'s Board of Directors. We are pleased to announce that Terry K. Glenn has been elected President and Director of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Directors in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Directors.



Merrill Lynch Municipal Bond Fund, Inc., March 31, 1999


PERFORMANCE DATA


About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees for Insured and National Portfolios. Limited Maturity Portfolio incurs a maximum initial sales charge (front-end load) of 1% and bears no ongoing distribution or account maintenance fees.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year for Insured and National Portfolios. Limited Maturity Portfolio is subject to a maximum contingent deferred sales charge of 1% if redeemed within one year of purchase. In addition, Insured and National Portfolios are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. Limited Maturity Portfolio is subject to a distribution fee of 0.20% and an account maintenance fee of 0.15%. All three classes of shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25% for Insured and National Portfolios. Limited Maturity Portfolio is subject to a distribution fee of 0.20% and an account maintenance fee of 0.15%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee) for Insured and National Portfolios. Limited Maturity Portfolio incurs a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent
Performance
Results*
                                                                                                    Ten Years/
                                                                                                      Since       Standardized
                                                                         12 Month      3 Month      Inception     30-Day Yield
                                                                       Total Return  Total Return  Total Return  As of 3/31/99
ML Municipal Bond Fund, Inc. Insured Portfolio Class A Shares**            +5.63%       +0.57%       +110.35%        4.27%
ML Municipal Bond Fund, Inc. Insured Portfolio Class B Shares**            +4.71        +0.26        + 95.12         3.70
ML Municipal Bond Fund, Inc. Insured Portfolio Class C Shares**            +4.66        +0.25        + 35.05         3.65
ML Municipal Bond Fund, Inc. Insured Portfolio Class D Shares**            +5.37        +0.51        + 38.60         4.03
ML Municipal Bond Fund, Inc. National Portfolio Class A Shares***          +4.91        +0.59        +113.66         4.33
ML Municipal Bond Fund, Inc. National Portfolio Class B Shares***          +4.21        +0.40        + 98.15         3.75
ML Municipal Bond Fund, Inc. National Portfolio Class C Shares***          +4.16        +0.39        + 36.64         3.70
ML Municipal Bond Fund, Inc. National Portfolio Class D Shares***          +4.74        +0.53        + 40.04         4.08
ML Municipal Bond Fund, Inc. Limited Maturity Portfolio Class A Shares**** +4.35        +0.69        + 62.86         3.10
ML Municipal Bond Fund, Inc. Limited Maturity Portfolio Class B Shares**** +3.87        +0.60        + 26.28         2.78
ML Municipal Bond Fund, Inc. Limited Maturity Portfolio Class C Shares**** +3.86        +0.60        + 18.57         2.78
ML Municipal Bond Fund, Inc. Limited Maturity Portfolio Class D Shares**** +4.14        +0.66        + 20.49         3.01

   *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.
  **The Fund's ten-year/since inception periods are Class A & Class B
    Shares, for the ten years ended 3/31/99 and Class C & Class D Shares, from 10/21/94 to 3/31/99.
 ***The Fund's ten-year/since inception periods are Class A & Class B
    Shares, for the ten years ended 3/31/99 and Class C & Class D Shares, from 10/21/94 to 3/31/99.
****The Fund's ten-year/since inception periods are: Class A Shares, for the ten years ended 3/31/99; Class B Shares, from 11/2/92 to 3/31/99; and Class C & Class D Shares, from 10/21/94 to 3/31/99.



Average Annual
Total Returns



Insured Portfolio
                                     % Return Without % Return With
Class A Shares*                        Sales Charge    Sales Charge**

Year Ended 3/31/99                         +5.63%         +1.41%
Five Years Ended 3/31/99                   +6.97          +6.10
Ten Years Ended 3/31/99                    +7.72          +7.28

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



                                         % Return        % Return
Class B Shares*                        Without CDSC     With CDSC**

Year Ended 3/31/99                         +4.71%         +0.79%
Five Years Ended 3/31/99                   +6.14          +6.14
Ten Years Ended 3/31/99                    +6.91          +6.91

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
Class C Shares*                        Without CDSC     With CDSC**

Year Ended 3/31/99                         +4.66%         +3.68%
Inception (10/21/94) through 3/31/99       +7.00          +7.00

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
Class D Shares*                        Sales Charge    Sales Charge**

Year Ended 3/31/99                         +5.37%         +1.16%
Inception (10/21/94) through 3/31/99       +7.63          +6.64

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


National Portfolio


                                     % Return Without % Return With
Class A Shares*                        Sales Charge    Sales Charge**

Year Ended 3/31/99                         +4.91%         +0.71%
Five Years Ended 3/31/99                   +7.32          +6.45
Ten Years Ended 3/31/99                    +7.89          +7.45

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return        % Return
Class B Shares*                        Without CDSC     With CDSC**

Year Ended 3/31/99                         +4.21%         +0.23%
Five Years Ended 3/31/99                   +6.51          +6.51
Ten Years Ended 3/31/99                    +7.08          +7.08

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payments of applicable contingent deferred sales charge.


                                         % Return        % Return
Class C Shares*                        Without CDSC     With CDSC**

Year Ended 3/31/99                         +4.16%         +3.17%
Inception (10/21/94) through 3/31/99       +7.28          +7.28

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
Class D Shares*                        Sales Charge    Sales Charge**

Year Ended 3/31/99                         +4.74%         +0.55%
Inception (10/21/94) through 3/31/99       +7.88          +6.89

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


Merrill Lynch Municipal Bond Fund, Inc., March 31, 1999


PERFORMANCE DATA (concluded)


Average Annual
Total Returns
(concluded)


Limited Maturity Portfolio


                                     % Return Without % Return With
Class A Shares*                        Sales Charge    Sales Charge**

Year Ended 3/31/99                         +4.35%         +3.30%
Five Years Ended 3/31/99                   +4.18          +3.97
Ten Years Ended 3/31/99                    +5.00          +4.89

[FN]
 *Maximum sales charge is 1%.
**Assuming maximum sales charge.


                                         % Return        % Return
Class B Shares*                        Without CDSC     With CDSC**

Year Ended 3/31/99                         +3.87%         +2.87%
Five Years Ended 3/31/99                   +3.81          +3.81
Inception (11/2/92) through 3/31/99        +3.71          +3.71

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
Class C Shares*                        Without CDSC     With CDSC**

Year Ended 3/31/99                         +3.86%         +2.86%
Inception (10/21/94) through 3/31/99       +3.91          +3.91

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
Class D Shares*                        Sales Charge    Sales Charge**

Year Ended 3/31/99                         +4.14%         +3.10%
Inception (10/21/94) through 3/31/99       +4.29          +4.05

[FN]
 *Maximum sales charge is 1%.
**Assuming maximum sales charge.




PORTFOLIO COMPOSITION



For the Quarter Ended March 31, 1999

Insured
Portfolio

Top Ten States*

New York                                     18.95%
Texas                                        10.57
Illinois                                     10.10
Pennsylvania                                  6.40
Florida                                       6.14
Nevada                                        5.94
Colorado                                      5.87
New Jersey                                    4.08
Massachusetts                                 4.03
Washington                                    3.31
                                            -------
Total Top Ten                                75.39
Total Others                                 24.61
                                            -------
Total Portfolio                             100.00%
                                            =======


Net assets as of March 31, 1999 were $1,856,478,829.


Quality Ratings*
(Based on Nationally Recognized Rating Services)

A pie chart illustrating the following percentages:

AAA/Aaa           96%
AA/Aa              1%
Other++            3%

[FN]
 *Based on total market value of the Portfolio as of March 31, 1999. ++Temporary investments in short-term municipal securities.



National
Portfolio


Top Ten States*

New York                                     18.89%
California                                   11.49
Texas                                         8.07
Florida                                       6.78
Colorado                                      5.81
Massachusetts                                 4.54
Illinois                                      4.41
Pennsylvania                                  4.20
Alabama                                       3.58
Louisiana                                     3.39
                                            -------
Total Top Ten                                71.16
Total Others                                 28.84
                                            -------
Total Portfolio                             100.00%
                                            =======


Net assets as of March 31, 1999 were $1,474,561,002.


Quality Ratings*
(Based on Nationally Recognized Rating Services)


A pie chart illustrating the following percentages:

AAA/Aaa           55%
AA/Aa             19%
A/A                8%
BBB/Baa            7%
B/B                1%
Other++            6%
NR+++              4%

[FN]
  *Based on total market value of the Portfolio as of March 31, 1999. ++Temporary investments in short-term municipal securities.
+++Not Rated.


Limited Maturity
Portfolio


Top Ten States*

New York                                     15.51%
Ohio                                         10.18
Washington                                    7.37
Illinois                                      6.46
Massachusetts                                 6.35
Texas                                         5.89
New Jersey                                    5.70
Wisconsin                                     4.36
Pennsylvania                                  3.20
Connecticut                                   3.18
                                            -------
Total Top Ten                                68.20
Total Others                                 31.80
                                            -------
Total Portfolio                             100.00%
                                            =======


Net assets as of March 31, 1999 were $408,104,604.


Quality Ratings*
(Based on Nationally Recognized Rating Services)


A pie chart illustrating the following percentages:

MIG1+/SP-1         6%
AAA/Aaa           42%
AA/Aa             28%
A/A                7%
BBB/Baa            9%
Other++            5%
NR+++              3%

[FN]
   *Based on total market value of the Portfolio as of
    March 31, 1999.
  ++Highest short-term rating by Moody's Investors Service, Inc.
++++Temporary investments in short-term municipal securities.
 +++Not Rated.